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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 23, 2004

ANCONA MINING CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-33191	88-0436055
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1035 Laurier Street West
Montreal, Quebec H2V 2L1
(Address of principal executive offices and Zip Code)

(514) 274-1115
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

Ancona Mining Corporation (OTCBB: ANAG) is pleased to report that its shareholders have recently agreed to change the name of the company following the acquisition on October 13, 2004 of the VisualMED suite of clinical software modules that provide clinical information solutions for hospitals and other healthcare agencies.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 27th day of December, 2004.

ANCONA MINING CORPORATION

BY:	/s/ Barry Scharf
Barry Scharf, VP Operations